SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Solicitation Material Under Rule 14a-12

Inventergy Global, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

INVENTERGY GLOBAL, INC.
900 E. Hamilton Avenue #180
Campbell, CA 95008

May 19, 2016

To the Stockholders of Inventergy Global, Inc.:

You are cordially invited to attend the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of Inventergy Global, Inc., a Delaware corporation (the “Company”), to be held at 10:00 a.m. Pacific Time on Tuesday, June 28, 2016, at the Company headquarters at 900 E. Hamilton Avenue, Suite 180, Campbell, California 95008 to consider and vote upon the following proposals:

1.	The election of two Class II directors to the Company’s Board of Directors (the “Board”) to serve until the 2019 Annual Meeting of Stockholders or until their successors are elected and qualified;

2.	The ratification of the appointment by the Board of Directors of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016;

3.	The approval, for purposes of complying with applicable Nasdaq Listing Rules, of the potential issuance of more than 20% of the Company’s issued and outstanding common stock pursuant to the Company’s financing in January 2016;

4.	An amendment to the Inventergy Global, Inc. 2014 Stock Plan, as amended, to increase the number of shares authorized for issuance under the plan by 250,000 shares from 530,545 shares to 780,545 shares;

5.	To hold a non-binding advisory vote on compensation of our named executive officers; and

6.	To undertake such other matters as may properly come before the Annual Meeting or any lawful adjournment or postponement thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE CLASS II DIRECTOR NOMINEES FOR AND “FOR” EACH OF THE OTHER PROPOSALS TO BE SUBMITTED AT THE ANNUAL MEETING.

Pursuant to the provisions of the Company’s bylaws, as amended, the Board of Directors has fixed the close of business on May 5, 2016 as the record date for determining the stockholders of the Company entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. Accordingly, only stockholders of record at the close of business on May 5, 2016 are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.

Please review in detail the attached notice and proxy statement for a more complete statement of matters to be considered at the Annual Meeting.

Your vote is very important to us regardless of the number of shares you own. Whether or not you are able to attend the Annual Meeting in person, please read the proxy statement and promptly vote your proxy via the internet, by telephone or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy to assure representation of your shares at the Annual Meeting. Granting a proxy will not limit your right to vote in person if you wish to attend the Annual Meeting and vote in person.

By Order of the Board of Directors,

/s/ Joseph W. Beyers
Joseph W. Beyers
Chairman of the Board and Chief Executive Officer

INVENTERGY GLOBAL, INC.
900 E. Hamilton Avenue #180
Campbell, CA 95008

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on June 28, 2016

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Inventergy Global, Inc. (the “Company”) for use at the 2016 Annual Meeting of Stockholders of the Company and at all adjournments and postponements thereof (the “Annual Meeting”). The Annual Meeting will be held at 10:00 a.m. Pacific Time on Tuesday, June 28, 2016, at the Company headquarters at 900 E. Hamilton Avenue, Suite 180, Campbell, California 95008, for the following purposes:

1.	The election of two Class II directors to the Company’s Board of Directors (the “Board”) to serve until the 2019 Annual Meeting of Stockholders or until their successors are elected and qualified;

2.	The ratification of the appointment by the Board of Marcum LLP (the “Auditor”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016;

3.	The approval, for purposes of complying with applicable Nasdaq Listing Rules, of the potential issuance of more than 20% of the Company’s issued and outstanding common stock pursuant to the Company’s financing in January 2016 (the “Nasdaq Proposal”);

4.	An amendment to the Inventergy Global, Inc. 2014 Stock Plan, as amended, to increase the number of shares authorized for issuance under the plan by 250,000 shares from 530,545 shares to 780,545 shares (the “Incentive Plan Proposal”);

5.	To hold a non-binding advisory vote on compensation of our named executive officers; and

6.	To undertake such other matters as may properly come before the Annual Meeting or any lawful adjournment or postponement thereof.

The Board unanimously recommends a vote “FOR” the election of the Class II director nominees and “FOR” each of the other proposals submitted at the Annual Meeting.

Holders of record of our common stock at the close of business on May 5, 2016 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. However, to assure your representation at the Annual Meeting, please vote your proxy via the internet, by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy. Even if you have previously submitted your proxy, you may choose to vote in person at the Annual Meeting. Whether or not you expect to attend the Annual Meeting, please read the proxy statement and then promptly vote your proxy to ensure your representation at the Annual Meeting. Each share of common stock entitles the holder thereof to one vote.

We are furnishing proxy materials on the internet in addition to mailing paper copies of the materials to each of our stockholders of record. Stockholders of record can vote using the address on the proxy card. If you are not a stockholder of record, you may cast your vote by visiting http://www.proxyvote.com. You may also access the materials for the Annual Meeting by visiting the website: http://ir.inventergy.com/proxy-information.

Your vote is important, regardless of the number of shares you own. The affirmative vote of a plurality of the votes cast at the Annual Meeting by the holders of the common stock is required to elect the director nominees. The affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of common stock is required to ratify the appointment of the Auditor, to approve the Incentive Plan Proposal, to approve the Nasdaq Proposal and to approve, on a non-binding basis, the compensation of the Company’s named executive officers.

A complete list of stockholders of record entitled to vote at the Annual Meeting will be available for ten days before the Annual Meeting at the principal executive offices of the Company for inspection by stockholders during ordinary business hours for any purpose germane to the Annual Meeting.

You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

This notice and the attached proxy statement are first being disseminated to stockholders on or about May 19, 2016.

By Order of the Board of Directors,

/s/ Joseph W. Beyers

Joseph W. Beyers
Chairman of the Board and Chief Executive Officer

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF THE CLASS II DIRECTOR NOMINEES AND EACH OF THE OTHER PROPOSALS.

THIS NOTICE, THE PROXY STATEMENT, OUR FORM OF PROXY CARD AND OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2015 ARE AVAILABLE ON THE INTERNET AT: HTTP://IR.INVENTERGY.COM/PROXY-INFORMATION.

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PROXY STATEMENT

INVENTERGY GLOBAL, INC.
ANNUAL MEETING OF STOCKHOLDERS
to be held at 10:00 a.m. Pacific Time on Tuesday, June 28, 2016 at the Company headquarters at 900 E. Hamilton Avenue, Suite 180, Campbell, California 95008

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this proxy statement?

The Company has delivered printed versions of these materials by mail to holders of record and has otherwise made these materials available on the internet in connection with the Company’s solicitation of proxies for use at our 2016 Annual Meeting of Stockholders (the “Annual Meeting”), which will take place on Tuesday, June 28, 2016 at 10:00 a.m. Pacific Time, at the Company headquarters at 900 E. Hamilton Avenue, Suite 180, Campbell, California 95008, and any postponement(s) or adjournment(s) thereof.

This proxy statement gives you information on each of the proposals put forth by Board of Directors (the “Board”) so that you can make an informed decision. These materials were first sent or given to all stockholders of record entitled to vote at the Annual Meeting on or about May 19, 2016.

In this proxy statement, we refer to Inventergy Global, Inc. as the “Company,” “we,” “us” or “our” or similar terminology.

What is included in these materials?

If you are a holder of our common stock, par value $0.001 per share, you will have received a printed version of the proxy materials, which include:

•	This proxy statement for the Annual Meeting;

•	A proxy card along with voting instructions; and

•	The Company’s Annual Report on Form 10-K for the year ended December 31, 2015 (the “Annual Report”).

If you are a beneficial owner (as described in more detail below) of shares of our common stock, you will have received a one-page Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) in the mail. By following the instructions on the Internet Availability Notice, you will have access to:

•	This proxy statement for the Annual Meeting; and

•	The Annual Report.

If you are a beneficial owner and requested printed versions of these materials by mail, you will receive the proxy statement, the Annual Report and the proxy card or voting instruction form for the Annual Meeting.

Why did I receive a one-page notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”), the Company has elected to provide access to its proxy materials via the internet instead of mailing printed copies for the beneficial holders of the Company’s common stock. Accordingly, the Company is sending an Internet Availability Notice to the Company’s beneficial stockholders. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, instructions on how to access the proxy materials over the internet or to request printed proxy materials may be found with the Internet Availability Notice. All stockholders will have the ability to access the proxy materials on the website referred to in the Internet Availability Notice and all beneficial stockholders will have the ability to request to receive a printed set of the proxy materials. Stockholders who have not received printed proxy materials may request to receive the proxy materials in printed form by telephone, mail, by logging on to http://www.proxyvote.com or electronically by email on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the internet to help reduce the environmental impact of our annual meetings.

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How can I get electronic access to the proxy materials?

The Internet Availability Notice will provide you with instructions regarding how to:

•	View the Company’s proxy materials for the Annual Meeting on the internet; and

•	Instruct the Company to send future proxy materials to you electronically by email.

Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you and will reduce the impact of the Company’s annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials. Your election to receive proxy materials by email will remain in effect until you terminate it.

Who can vote at the Annual Meeting of stockholders?

Stockholders who owned shares of our common stock on May 5, 2016 (the “Record Date”) may attend and vote at the Annual Meeting. There were 4,266,274 shares of common stock outstanding on the Record Date. Each share of common stock entitles the holder thereof to one vote.

What is the proxy card?

The proxy card enables you to appoint Joseph W. Beyers, our Chief Executive Officer and Chairman of the Board, and/or John Niedermaier, our Chief Financial Officer and Secretary, as your representative at the Annual Meeting. By completing and returning the proxy card (or voting online or by telephone, if permissible and as described herein), you are authorizing these persons to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date just in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

What am I voting on?

You are being asked to vote:

1.	The election of two Class II directors to the Board to serve until the 2019 Annual Meeting of Stockholders or until their successors are elected and qualified;

2.	To ratify the appointment by the Board of Marcum LLP (the “Auditor”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016;

3.	The approval, for purposes of complying with applicable Nasdaq Listing Rules, of the potential issuance of more than 20% of the Company’s issued and outstanding common stock pursuant to the Company’s financing in January 2016 (the “Nasdaq Proposal”);

4.	An amendment to the Inventergy Global, Inc. 2014 Stock Plan, as amended, to increase the number of shares authorized for issuance under the plan by 250,000 shares from 530,545 shares to 780,545 shares (the “Incentive Plan Proposal”);

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5.	To hold a non-binding advisory vote on compensation of our named executive officers; and

6.	To undertake such other matters as may properly come before the Annual Meeting or any lawful adjournment or postponement thereof.

How does the Board recommend that I vote?

Our Board unanimously recommends that the stockholders vote “FOR” the election of the Class II director nominees and “FOR” each of the other proposals being put before our stockholders at the Annual Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are a “stockholder of record” who may vote at the Annual Meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote on the internet at www.cstproxyvote.com or to vote in person at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement; however, you will not be able to vote in person at the Annual Meeting.

If I am a holder of record of Common Stock, how do I vote?

There are three ways to vote:

(1) In person.  If you are a holder of record of our common stock, you may vote in person at the Annual Meeting. The Company will give you a ballot when you arrive.

(2) By mail.  As described above, all holders of record of our common stock will receive printed versions of the proxy materials, including the proxy card. As such, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

(3) Via the internet.  You may vote via the internet by following the instructions provided on your proxy card.

If I am a beneficial owner of shares of our Common Stock held in street name, how do I vote?

(1) Via the internet.  You may vote by proxy via the internet by following the instructions provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

(2) Via telephone.  Using a touch-tone telephone, you may transmit your voting instructions to the number provided in the proxy card.

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(3) In person.  If you are a beneficial owner of shares of our common stock held in street name and you wish to vote in person at the Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

(4) By mail.  If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

If I am a beneficial owner of shares of our Common Stock, how do I request a paper copy of the proxy materials?

There are four ways to request a paper copy of proxy materials:

•	By mail: You may obtain a paper copy of the proxy materials by writing to us at Inventergy Global, Inc., 900 E. Hamilton Avenue, Suite 180, Campbell, California 95008, Attn: Secretary.

•	By telephone. You may obtain a paper copy of the proxy materials by calling 1-800-579-1639 or the Company at 408-389-3510.

•	Via the Internet: You may obtain a paper copy of the proxy materials by logging on to http://www.proxyvote.com.

•	By Email: You may obtain a paper copy of the proxy materials by email at sendmaterial@proxyvote.com.

Please make your request for a paper copy as instructed above on or before June 14, 2016 to facilitate timely delivery.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by:

•	sending a written notice to John Niedermaier, our corporate Secretary, stating that you would like to revoke your proxy of a particular date;

•	signing another proxy card with a later date and returning it before the polls close at the Annual Meeting; or

•	attending the Annual Meeting and voting in person.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend and vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held in street name or in your name and you do not sign and return your proxy card, your shares will not be voted unless you vote in person at the Annual Meeting.

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How are votes counted?

You may vote “for,” “against,” or “abstain” on each of the proposals being placed before our stockholders. Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present at the Annual Meeting.

Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. The election of the Class II directors, the Nasdaq Proposal, the Incentive Plan Proposal and the non-binding advisory vote on executive compensation are “non-routine.” Thus, in tabulating the voting result for these proposals, shares that constitute broker non-votes are not considered votes cast on that proposal. The ratification of the appointment of the Auditor is a “routine” matter and therefore a broker may vote on this matter without instructions from the beneficial owner as long as instructions are not given.

How many shares must be present or represented to conduct business at the Annual Meeting?

The quorum requirement for holding the Annual Meeting and transacting business is that holders of a majority of the common stock outstanding as of the Record Date must be present in person or represented by proxy. “Broker non-votes,” which are described above, and abstentions are counted for the purpose of determining the presence of a quorum. In order to meet the quorum requirement for holding the Annual Meeting and transacting business, holders of at least 2,133,138 shares must be present in person or represented by proxy at the Annual Meeting.

How many votes are required to elect the Class II director nominees of the Company?

In the election of the Class II directors, the two persons receiving the highest number of affirmative votes will be elected.

How many votes are required to ratify the Company’s independent public accountants?

The affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of common stock is required to ratify the Auditor as our independent registered public accounting firm for the year ending December 31, 2016.

How many votes are required to approve the Nasdaq Proposal?

The affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of common stock is required to approve the Nasdaq Proposal.

How many votes are required to approve the Incentive Plan Proposal?

The affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of common stock is required for approval of the Incentive Plan Proposal.

How many votes are required to approve the non-binding advisory vote on the compensation of our named executive officers?

Approval, on a non-binding advisory basis, of the compensation of our named executive officers will be determined by the vote of a majority of the votes cast at the Annual Meeting.

What happens if I don’t indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be voted “FOR” the Class II director nominees and “FOR” the other proposals being placed before our stockholders at the Annual Meeting.

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Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Meeting?

We will announce preliminary voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election at the Annual Meeting and then published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

Who can help answer my questions?

You can contact our Secretary, John Niedermaier, by telephone at (408) 389-3510, by email at john@inventergy.com or by sending a letter to Mr. Niedermaier at the offices of the Company at 900 E. Hamilton Avenue #180, Campbell, CA 95008 with any questions about the proposals described in this proxy statement or how to execute your vote.

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THE ANNUAL MEETING

General

This proxy statement is being furnished to you, as a stockholder of Inventergy Global, Inc., as part of the solicitation of proxies by our Board for use at the Annual Meeting to be held on June 28, 2016, and any adjournment or postponement thereof.

Date, Time, Place and Purpose of the Annual Meeting

The Annual Meeting will be held on at 10:00 a.m. Pacific Time on Tuesday, June 28, 2016, at the Company headquarters at 900 E. Hamilton Avenue, Suite 180, Campbell, California, or such other date, time and place to which the Annual Meeting may be adjourned or postponed. You are cordially invited to attend the Annual Meeting, at which stockholders will be asked to consider and vote upon the following proposals, which are more fully described in this proxy statement:

1.	To elect two Class II directors to the Board to serve until the 2019 Annual Meeting of Stockholders or until their successors are elected and qualified;

2.	To ratify the appointment by the Board of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016;

3.	The approval, for purposes of complying with applicable Nasdaq Listing Rules, of the potential issuance of more than 20% of the Company’s issued and outstanding common stock pursuant to the Company’s financing in January 2016 (the “Nasdaq Proposal”);

4.	An amendment to the Inventergy Global, Inc. 2014 Stock Plan, as amended, to increase the number of shares authorized for issuance under the plan by 250,000 shares from 530,545 shares to 780,545 shares (the “Incentive Plan Proposal”);

5.	To hold a non-binding advisory vote on compensation of our named executive officers; and

6.	To undertake such other matters as may properly come before the Annual Meeting or any lawful adjournment or postponement thereof.

Recommendations of the Board

After careful consideration, the Board has unanimously determined to recommend that stockholders vote (i) “FOR” the Class II director nominees, (ii) “FOR” the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016, (iii) “FOR” the Nasdaq Proposal, (iv) “FOR” the Incentive Plan Proposal and (v) “FOR” the approval, on a non-binding basis, of the compensation of our named executive officers.

Record Date and Voting Power

Our Board fixed the close of business on May 5, 2016, as the Record Date for the determination of the outstanding shares of common stock entitled to notice of, and to vote on, the matters presented at this Annual Meeting. As of the Record Date, there were 4,266,274 shares of common stock outstanding. Each share of common stock entitles the holder thereof to one vote.

Quorum and Required Vote

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present at the Annual Meeting if the holders of 2,133,138 shares of common stock (representing a majority of the common stock outstanding and entitled to vote at the Annual Meeting) is represented in person or by proxy. Abstentions and broker non-votes will count as present for purposes of establishing a quorum.

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In the election of the Class II directors, the two people receiving the highest number of affirmative votes at the Annual Meeting will be elected. Abstentions and broker non-votes will have no effect on this proposal.

The affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of common stock is required to ratify the Auditor as our independent registered public accounting firm for the year ending December 31, 2016. Abstentions will have no effect on this proposal. Brokers may use their discretion to vote shares held by them of record for this proposal if they have not been provided with voting instructions from the beneficial owner of the shares of common stock.

The affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of common stock is required for approval of the Nasdaq Proposal and the Incentive Plan Proposal. Abstentions and broker non-votes will have no effect on this proposal.

The affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of common stock is required for approval, on a non-binding basis, of the compensation of our named executive officers. Abstentions and broker non-votes will have no effect on this proposal.

Voting

There are three ways to vote if you are a holder of record of common stock:

(1) In person.  If you are a holder of record of common stock, you may vote in person at the Annual Meeting. The Company will give you a ballot when you arrive.

(2) By mail.  You may vote by mail. As described above, all holders of record of our common stock will receive printed versions of the proxy materials, including the proxy card. As such, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

(3) Via the internet.  You may vote via the internet by following the instructions provided on your proxy card.

There are four ways to vote if you are a beneficial owner of shares of common stock held in street name:

(1) Via the internet.  Use the internet to vote by going to the internet address listed on your proxy card; have your proxy card in hand as you will be prompted to enter your control number and to create and submit an electronic vote. If you vote in this manner, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card or submit an electronic vote but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Board.

(2) Via telephone.  Using a touch-tone telephone, you may transmit your voting instructions to the number provided in the proxy card.

(3) In person.  If you are a beneficial owner of shares of common stock held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

(4) By mail.  If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

While we know of no other matters to be acted upon at this year’s Annual Meeting, it is possible that other matters may be presented at the Annual Meeting. If that happens and you have signed a proxy card or submitted an electronic vote and not revoked such proxy card or vote, your proxy will vote on such other matters in accordance with your proxies’ best judgment.

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A special note for those who plan to attend the Annual Meeting and vote in person: if your shares are held in the name of a broker, bank or other nominee, you must bring a statement from your brokerage account or a letter from the person or entity in whose name the shares are registered indicating that you are the beneficial owner of those shares of common stock as of the Record Date. In addition, you will not be able to vote at the Annual Meeting unless you obtain a legal proxy from the record holder of your shares of common stock.

Our Board is asking for your proxy. Giving the Board your proxy means you authorize it to vote your shares of common stock at the Annual Meeting in the manner you direct. You may vote for or withhold your vote for the director nominees or each proposal or you may abstain from voting. All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the election of the Class II director nominees, “FOR” the other proposals and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Annual Meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact John Niedermaier, Secretary of the Company, at (408) 389-3510, or by email at john@inventergy.com.

Stockholders who hold their shares of common stock in “street name,” meaning that a broker or other nominee is the record holder of their common stock, must either direct the record holder of their shares to vote their shares or obtain a proxy or voting instruction from the record holder to vote their shares at the Annual Meeting.

Expenses

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding shares of common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone and personal solicitation by officers, directors and other employees of the Company, but no additional compensation will be paid to such individuals.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the Annual Meeting. A proxy may be revoked by filing with our John Niedermaier, the Secretary of the Company, at the offices of the Company at 900 E. Hamilton Avenue #180, Campbell, CA 95008, either (i) a written notice of revocation bearing a date later than the date of such proxy, (ii) a subsequent proxy relating to the same shares, or (iii) by attending the Annual Meeting and voting in person.

Simply attending the Annual Meeting will not constitute revocation of your proxy. If your shares of common stock are held in the name of a broker or other nominee who is the record holder, you must follow the instruction of your broker or other nominee to revoke a previously given proxy.

Attendance at the Annual Meeting

Only holders of common stock and their proxy holders we may invite may attend the Annual Meeting. If you wish to attend the Annual Meeting in person but you hold your shares through someone else, such as a broker, you must bring proof of your ownership and identification with photo identification at the Annual Meeting. For example, you may bring an account statement showing that you beneficially owned shares of the Company as of the Record Date as acceptable proof of ownership.

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No Right of Appraisal

None of Delaware law, our Certificate of Incorporation or our bylaws, as amended (the “Bylaws”), provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at this Annual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Principal Offices

The principal executive offices of the Company are located at 900 E. Hamilton Avenue #180, Campbell, CA 95008. The Company’s telephone number at such address is (408) 389-3510.

ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE MEETING. THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE CLASS II DIRECTOR NOMINEES AND “FOR” EACH OF THE OTHER PROPOSALS TO BE SUBMITTED AT THE MEETING.

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PROPOSAL 1
ELECTION OF DIRECTORS

Introduction

The Board has nominated each of W. Frank King and Marshall Phelps, Jr. to stand for election as Class II directors at the Annual Meeting. Stockholders will be asked to elect Messrs. King and Phelps, Jr. who, if elected, will each hold office until the 2019 Annual Meeting of Stockholders or until his successor is elected and qualified. The enclosed proxy, if returned, and unless indicated to the contrary, will be voted for the election of Messrs. King and Phelps, Jr.

We have been advised by each of Messrs. King and Phelps, Jr. that he is willing to be named as a nominee and is willing to continue to serve as a director if elected. If some unexpected occurrence should make necessary, in the discretion of the Board, the substitution of some other person as nominee, it is the intention of the persons named in the proxy to vote for the election of such other person as may be designated by the Board.

Board Qualifications

We believe that the skills, experiences and qualifications of Messrs. King and Phelps, Jr. provide our Board with the expertise and experience necessary to advance the interests of our stockholders. We believe Mr. King is well-qualified to serve as a member of our Board due to his prior roles as director for Concero and eOn Communications Corporation, predecessors to the Company, as described in more detail below in the section entitled “Directors, Executive Officers and Corporate Governance.” We believe Mr. Phelps, Jr. is well-qualified to serve as a member of our Board due to his senior roles managing the intellectual property functions of IBM and Microsoft, and his current role at ipCreate, as described in more detail below in the section entitled “Directors, Executive Officers and Corporate Governance.”

Required Vote

In the election of the Class II directors, the two people receiving the highest number of affirmative votes cast by holders of the common stock at the Annual Meeting will be elected. Abstentions will have no effect on this proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE CLASS II DIRECTOR NOMINEES.

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PROPOSAL 2
RATIFICATION OF AUDITOR

Introduction

On March 22, 2016, the Audit Committee of the Board appointed the firm of Marcum LLP to serve as our independent auditors for our fiscal year ending December 31, 2016. Stockholders will be asked to ratify the appointment of the Auditor to serve as our independent auditors. The Audit Committee is directly responsible for appointing the Company’s independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote but will consider these voting results when selecting the Company’s independent auditor for fiscal year 2016. The Auditor was originally engaged as our independent registered public accounting firm in connection with our Merger that resulted in us becoming a public company. The Auditor has audited all of our annual financial statements since our inception in January 2012 and the financial statements of our combined entity following the Merger. A representative of the Auditor is not expected to be present at the Annual Meeting.

The Audit Committee reviews and approves the audit and non-audit services to be provided by our independent registered public accounting firm during the year, considers the effect that performing those services might have on audit independence and approves management’s engagement of our independent registered public accounting firm to perform those services. The Audit Committee reserves the right to appoint a different independent registered public accounting firm at any time during the year if the Board and the Audit Committee believe that a change is in the best interest of the Company and our stockholders.

The aggregate fees billed for the fiscal years ended December 31, 2015 and December 31, 2014 for (i) professional services rendered by the principal accountant for the audit of its annual financial and review of financial statements included in Form 10-Q (“Audit Fees”), (ii) assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the financial statements and not reportable under Audit Fees (the “Audit Related Fees”) (iii) tax compliance, advice, and planning (“Tax Fees”), and (iv) other products or services provided (“Other Fees”) were:

	Year Ended December 31, 2015	Year Ended December 31, 2014
Audit Fees	$144,883	$99,780
Audit Related Fees	$—	$—
Tax Fees	$—	$—
All Other Fees	$—	$—
Total	$144,883	$99,780

Our Audit Committee has determined that the services provided by the Auditor are compatible with maintaining the independence of the Auditor as our independent registered public accounting firm.

Required Vote

Ratification of the appointment by the Audit Committee of the Board of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 requires the affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of common stock.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT BY THE AUDIT COMMITTEE OF THE BOARD OF THE AUDITOR AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2016.

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PROPOSAL 3
NASDAQ PROPOSAL

Introduction

On January 21, 2016, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with certain institutional accredited investors (the “Investors”). Pursuant to the Purchase Agreement, the Company sold to the Investors in a private placement 2,500 shares of Series C Convertible Preferred Stock (“Series C Preferred Stock”), each having a stated value of $1,000, for aggregate gross proceeds of $2.5 million (the “Financing”). Pursuant to the Certificate of Designation for the Series C Preferred Stock (the “Certificate of Designation”), the Series C Preferred Stock is immediately convertible into 1,666,668 shares of the Company’s common stock, subject to certain beneficial ownership limitations, at an initial conversion price equal to $1.50 per share, subject to adjustment. After July 26, 2016, the conversion price will be equal to the lesser of (a) the conversion price then in effect or (b) 65% of the volume weighted average price of the Company’s common stock for ten consecutive days prior to the applicable conversion date. The Certificate of Designation contains provisions providing for an adjustment in the conversion price upon the occurrence of certain events, including stock splits, stock dividends, dilutive equity issuances and fundamental transactions. The Company may redeem some or all of the Series C Preferred Stock for cash as follows: (i) on or prior to March 26, 2016, in an amount equal to 126% of the aggregate stated value then outstanding, (ii) after March 26, 2016 and on or prior to July 26, 2016, in an amount equal to 144% of the aggregate stated value then outstanding and (iii) after July 26, 2016, in an amount equal to 150% of the aggregate stated value then outstanding.

Each Investor also received a common stock purchase warrant (the “Warrants”) to purchase up to a number of shares of common stock equal to 85% of such Investor’s subscription amount divided by $1.50. The Warrants are exercisable for a term of five years commencing six months after the closing of the transaction at a cash exercise price of $1.79 per share. In the event that the shares underlying the Warrants are not subject to a registration statement at the time of exercise, the Warrants may be exercised on a cashless basis after six months from the issuance date. The Warrants also contain provisions providing for an adjustment in the exercise price upon the occurrence of certain events, including stock splits, stock dividends, dilutive equity issuances (so long as the Series C Preferred Stock is outstanding) and fundamental transactions. Notwithstanding the forgoing, until the Company obtains Shareholder Approval (as defined below), the exercise price of the Warrants may not be reduced as a result of a dilutive equity issuance below $1.79 per share, subject to adjustment for stock splits, stock dividends and similar events (“Adjustment Floor”).

The Purchase Agreement requires the Company to hold a special meeting of stockholders to seek the approval of the holders of its common stock for the issuance of the number of shares of common stock issuable upon the conversion of the Series C Preferred Stock in excess of 19.99% of the outstanding Common Stock and the removal of the Adjustment Floor within 120 days of the execution of the Purchase Agreement (the “Shareholder Approval”). Until the Company obtains the Shareholder Approval, the conversion of the Series C Preferred Stock is limited to 19.99% of the currently outstanding common stock. Additionally, until the Series C Preferred Stock is no longer outstanding, the Investors may participate in future offerings for up to 50% of the amount of such offerings.

The terms of the Purchase Agreement, the Certificate of Designation and the Warrants are complex and only briefly summarized above. For further information regarding these agreements and the Financing, please refer to our Current Report on Form 8-K filed with the SEC on January 25, 2016. The discussion herein is qualified in its entirety by reference to such filed transaction documents.

Why the Company Needs Stockholder Approval

We are seeking stockholder approval in order to comply with Nasdaq Listing Rules 5635(d). Under Nasdaq Listing Rule 5635(d), stockholder approval is required for a transaction other than a public offering involving the sale, issuance or potential issuance by an issuer of common stock (or securities convertible into or exercisable for common stock) at a price that is less than the greater of book or market value of the stock if the number of shares of common stock to be issued is or may be equal to 20% or more of the common stock, or 20% or more of the voting power, outstanding before the issuance. Since the conversion price of the Series C Preferred Stock under the Certificate of Designation was lower than the market price of our common stock on the date of issuance of the Series C Preferred Stock, the Company may issue, through the Financing, 20% or more of our outstanding common stock at a price that is less than the greater of book or market value.

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Effect of Proposal on Current Stockholders

If the Nasdaq Proposal is adopted, based on an initial conversion price per share of the Series C Preferred Stock of $1.50, up to a maximum of 1,666,668 shares of common stock would be issuable upon conversion of the Series C Preferred Stock, representing up to 39.1% of the shares of our common stock outstanding on the date hereof (and representing 28.0% of the shares of our common stock outstanding assuming the shares of Series C Preferred Stock are converted into an aggregate of 1,666,668 shares of common stock on the date hereof). Furthermore, after July 26, 2016, the conversion price will be equal to the lesser of (a) the conversion price then in effect or (b) 65% of the volume weighted average price of the Company’s common stock for ten consecutive days prior to the applicable conversion date. If the Nasdaq Proposal is adopted and subsequently the conversion price significantly decreases below $1.50 per share, substantially more than 1,666,668 shares of common stock would be issuable upon conversion of the Series C Preferred Stock. The issuance of such shares would result in significant dilution to our stockholders, and would substantially reduce our stockholders’ percentage interest in the voting power of the Company. In addition, the sale or any resale of the common stock issued upon conversion of the Series C Preferred Stock could cause the market price of our common stock to decline.

Notwithstanding the foregoing, the Company currently intends to redeem the Series C Preferred Stock with proceeds from future patent monetization revenue or the sale of equity or debt securities. Pursuant to the terms of the Series C Preferred Stock, the Company, at its option, may redeem some or all of the Series C Preferred Stock for cash as follows: (i) on or prior to July 26, 2016, in an amount equal to 144% of the aggregate stated value of the Series C Preferred Stock then outstanding (which is equal to $2.14 per share of common stock) and (ii) after July 26, 2016, in an amount equal to 150% of the aggregate stated value of the Series C Preferred Stock then outstanding (which is equal to $2.25 per share of common stock).

Consequence of a Failure to Provide Stockholder Approval

If our stockholders do not approve the Nasdaq Proposal, we will have the right to issue shares up to 19.9% of the Company’s issued and outstanding common stock upon conversion of the Series C Preferred Stock, pursuant to the Financing, without stockholder approval. However, after July 27, 2016, the Company will not be able to issue any securities that would cause a dilutive adjustment to the exercise price of the Warrants. Additionally, the Company will be required to seek stockholder approval of the Nasdaq Proposal every six months thereafter until approved.

Required Vote

The approval of this proposal will be made upon the affirmative vote of the majority of shares cast on the proposal. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE NASDAQ PROPOSAL FOR THE FINANCING.

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PROPOSAL 4
INCENTIVE PLAN PROPOSAL

Introduction

On April 28, 2016, the Board (with the recommendation of the Compensation Committee) unanimously approved an amendment (the “Plan Amendment”) to the Inventergy Global, Inc. 2014 Stock Plan (the “Plan”), subject to stockholder approval, to increase the number of shares of common stock authorized for issuance under the Plan by 250,000 shares from 530,545 shares to 780,545 shares.

The full text of the proposed Plan Amendment is set out in Annex A to this proxy statement. The text of the proposed Plan Amendment is subject to modification to include such changes as the Board deems necessary and advisable to affect the increase in the number of shares of common stock reserved and available for issuance under the Plan. Stockholders are being asked to approve the Plan Amendment.

General

The Plan provides for grants of stock options to employees, directors and consultants of the Company (and affiliates of the Company). The maximum number of shares of common stock currently reserved for the grant of awards under the Plan is 530,545, subject to adjustment as provided by the Plan. The Plan is administered by the Compensation Committee of our Board or by the full Board, which may determine, among other things, the (a) terms and conditions of any option or stock purchase right granted, including the exercise price and the vesting schedule, (b) persons who are to receive options and stock purchase rights and (c) the number of shares to be subject to each option and stock purchase right. As of the Record Date, 195,725 shares were available for future grants under the Plan. If the proposal for the Plan Amendment is approved, then the maximum number of shares of common stock reserved for grant of awards under the Plan will be 780,545, of which 345,725 will be available for future grants.

Reasons for the Plan Amendment

The purpose of our Plan is to attract and retain directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage a sense of proprietorship and to stimulate an active interest of such persons in our development and financial achievements. Our Board believes that the number of shares of common stock subject to the Plan remaining available is insufficient to achieve the purpose of the Plan. Therefore, our Board believes the Plan Amendment is necessary to allow flexibility in granting awards to attract and retain key personnel and to provide a means for directors, officers, employees, consultants and advisors to acquire and maintain an interest in us, which interest may be measured by reference to the value of our common stock.

Effects of the Plan Amendment

As a result of the Plan Amendment, there will be an increase in the total number of shares of common stock reserved for issuance under the Plan. This will provide the Company with the ability to grant more awards than are currently available under the Plan to eligible recipients including employees, directors, consultants and advisors. The issuance in the future of awards under the Plan consisting of full value awards and options to purchase shares of common stock may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the holders of the currently outstanding shares of common stock. The effective increase in the number of authorized but unissued shares of common stock which may be issued as awards under the Plan may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of the Company’s certificate of incorporation or bylaws. Holders of the common stock have no preemptive or other subscription rights.

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Securities Authorized for Issuance Under Equity Compensation Plans as of December 31, 2015.

	Number of securities
	to be issued upon	Weighted-average
	exercise of	exercise price of	Number of securities
	outstanding options,	outstanding options,	remaining available
Plan category	warrants and rights	warrants and rights	for future issuance

Equity compensation plan approved by security holders – 2014 Stock Plan	368,387	$4.07	71,431
Equity compensation plan approved by security holders and assumed in Merger – 1999 Equity Incentive Plan	1,500	$143.00	—
Total	369,887		71,431

Required Vote

The approval of the Plan Amendment will be made upon the affirmative vote of the majority of shares cast on the Incentive Plan Proposal. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal. If the Incentive Plan Proposal is not approved by the stockholders, the Plan Amendment will not be effective and the proposal will not be implemented.

Recommendation of the Board

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE INCENTIVE PLAN PROPOSAL.

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PROPOSAL 5
APPROVAL OF COMPENSATION
AWARDED TO NAMED EXECUTIVE OFFICERS

Introduction

As required by Section 14A of the Securities Exchange Act of 1934 and Rule 14a-21(a), we are seeking an advisory, non-binding stockholder vote with respect to compensation awarded to our named executive officers for 2015.

Our executive compensation program and compensation paid to our named executive officers are described in the section entitled “Executive Compensation” of this proxy statement. Our compensation programs are overseen by the Compensation Committee and reflect our philosophy to pay all of our employees, including our named executive officers, in ways that support three primary business objectives:

•	Attract and retain the best talent.

•	Support our culture of performance.

•	Align employee interests with long-term stockholder interests in the overall success of the Company.

To help achieve these objectives, we structure our named executive officers’ compensation to reward the achievement of short-term and long-term strategic and operational goals.

Required Vote

The approval of this proposal will be made upon the affirmative vote of the majority of shares cast on the proposal. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal. Because this vote is advisory, it will not be binding upon our Board. However, the Compensation Committee will consider the outcome of the vote, along with other relevant factors, in evaluating its executive compensation program. Accordingly, the following resolution is submitted for stockholder vote at the Annual Meeting:

“RESOLVED, that the stockholders approve, on a non-binding advisory basis, the compensation awarded to the Company’s named executive officers, as disclosed under SEC rules, including the compensation tables and related narrative disclosures included in this proxy statement.”

Recommendation of the Board

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Executive Officers

Name	Age	Position	Class
Joseph W. Beyers	63	Chief Executive Officer and Director	III
John G. Niedermaier	59	Chief Financial Officer	N/A
Francis P. Barton	69	Director	III
W. Frank King	76	Director	II
Marshall Phelps, Jr.	71	Director	II
Robert A. Gordon	65	Director	I

   There are no arrangements between our directors and any other person pursuant to which our directors were nominated or elected for their positions. There are no family relationships between any of our directors or executive officers.

Joseph W. Beyers. Mr. Beyers has served as the Chairman and Chief Executive Officer of the Company since June 6, 2014. Prior to his appointment, Mr. Beyers served as the Chairman and Chief Executive Officer of Inventergy, Inc. since February 2013 (and of Inventergy LLC from January 2012 until it converted to Inventergy Inc. in February 2013). Since March 2012, Mr. Beyers has been the co-founder and Chairman of Silicon Turbine Systems, Inc., an alternative energy developer. From September 2009 to November 2011, Mr. Beyers was the founding Chairman and Chief Executive Officer of Ambature LLC, a developer of technologies to improve the efficiency of electrical energy generation, distribution and usage. Prior to that, for the 34 years until August 2009, Mr. Beyers served in various positions at Hewlett-Packard Company. From January 2003 to August 2009, Mr. Beyers was vice president of intellectual property licensing at the Hewlett-Packard where he was responsible for patent licensing, technology licensing, brand licensing, standards based licensing and patent sales and acquisitions for the entity as well as a key driver of IP strategy. His initial position was as an engineer on operating system design and lead inventor of the world’s first 32-bit computer chip. He then led mergers and acquisitions and technology partnership activities for Hewlett-Packard followed by a lead role in corporate strategy. Mr. Beyers was also previously the head of a number of the Hewlett Packard worldwide product businesses. Mr. Beyers holds both an M.S. in Electrical Engineering and a B.S. in Computer Engineering from the University of Illinois. He received the Distinguished Alumni Award from the University of Illinois in 2007. We believe Mr. Beyers is well-qualified to serve as a member of our Board due to his many years of service at various senior executive functions within Hewlett-Packard, and his roles and experience with other companies.

John G. Niedermaier. Mr. Niedermaier was appointed as Chief Financial Officer of the Company on April 20, 2015 under a consulting arrangement with The Brenner Group. From time to time, Mr. Niedermaier, in his capacity at The Brenner Group, provides financial consulting services to other companies (none of which are currently public companies). Prior to his employment with The Brenner Group in October 2014, Mr. Niedermaier acted as Chief Financial Officer of PureWave Networks, Inc., a wireless technology company, from November 2013 to July 2014. Prior to PureWave Networks, Inc., Mr. Niedermaier was Chief Financial Officer at Neato Robotics, Inc. from April 2012 through March 2013 and at Tigo Energy, Inc. from April 2011 through April 2012. From December 2007 through 2010, Mr. Niedermaier worked at ADC Telecommunications, Inc., and had the title of Vice President, GM of ADC’s Wireless Coverage Unit. From 2002 through 2007, Mr. Niedermaier was Chief Financial Officer and Chief Operating Officer of LGC Wireless, Inc., which was acquired by ADC in December 2007. Mr. Niedermaier began his career at KPMG, where he worked from 1979 to 1989. Mr. Niedermaier holds a B.S. in Business Administration and Accounting from Wayne State University and is a Certified Public Accountant.

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Francis P. Barton. Mr. Barton was appointed to the Board on June 6, 2014. Mr. Barton was appointed to Inventergy, Inc.’s Board on December 16, 2013. From 2008 to present, Mr. Barton served as Chief Executive Officer in the consulting firm Barton Business Consulting LLC., a management consulting firm. Prior to this, Mr. Barton served as the Executive Vice President and Chief Financial Officer of UTStarcom, Inc., a provider of IP-based telecommunications infrastructure products, from 2005 through 2008 and as a director from 2006 through 2008. From 2003 to 2005, Mr. Barton was Executive Vice President and Chief Financial Officer of Atmel Corporation, a developer and supplier of microcontrollers. From 2001 to 2003, Mr. Barton was Executive Vice President and Chief Financial Officer of Broadvision Inc., an e-business software solutions provider. From 1998 to 2001, Mr. Barton was Senior Vice President and Chief Financial Officer of Advanced Micro Devices, Inc. (“AMD”), a semiconductor company. From 1996 to 1998, Mr. Barton was Vice President and Chief Financial Officer of Amdahl Corporation, a producer of IBM compatible mainframe systems. From 1974 to 1996, Mr. Barton worked at Digital Equipment Corporation, a producer of information processing solutions, beginning his career as a financial analyst and moving his way up through various financial roles to Vice President and Chief Financial Officer of Digital Equipment Corporation's (“DEC’s”) Personal Computer Division. Mr. Barton holds a B.S. in Interdisciplinary Studies with a concentration in Chemical Engineering from Worcester Polytechnic Institute and an M.B.A. with a focus in finance from Northeastern University. Since August 2012, Mr. Barton has served on the board of directors of Aemetis, Inc., an international renewal fuels and specialty chemical company. Mr. Barton also serves on the board of directors of SoSo Cards, Inc., a social media company. Previously, Mr. Barton served on the board of directors of Etubics, Inc., a biotech company, from 2014 to 2016 and on the board of directors of ON Semiconductor, a developer of energy efficient electronics, from 2008 to 2011. We believe Mr. Barton is well-qualified to serve as a member of our Board due to his many years of service on the boards of other publicly traded companies, and his role as Chief Financial Officer for AMD, Atmel and DEC’s Personal Computer Division.

W. Frank King, became a director of the Company in 1998. Mr. King was a director of Concero, a software integration consulting firm, and was its President and Chief Executive Officer from 1992 to 1998. Dr. King earned a Ph.D. from Princeton University, an M.S. from Stanford University and a B.S. from the University of Florida. We believe Mr. King is well-qualified to serve as a member of our Board due to his prior roles as director for Concero and eOn Communications Corporation, predecessor of the Company.

Marshall Phelps, Jr. Mr. Phelps has served as a member of the Board since June 6, 2014. Prior to his appointment, Mr. Phelps served as a director of Inventergy, Inc. since May 10, 2013. Since 2013, Mr. Phelps also serves as the Chairman of ipCreate, Inc., an invention on-demand company. Since December 2015, Mr. Phelps is a contributing columnist to Forbes. From 2012 to 2014, Mr. Phelps served as chief executive officer and a member of the board of directors at Article One Partners, Inc., a venture-funded online prior art search community. From 2002 to 2010, Mr. Phelps served as corporate vice president and deputy general counsel for intellectual property and licensing at Microsoft Corporation. In 2001, he was a founding partner of Intellectual Ventures, a worldwide acquirer of patents. His prior experience includes serving as corporate vice president at IBM in the 1990s, responsible for overseeing standards, telecommunications policy, industry relations, licensing, intellectual property law and management of a worldwide intellectual property portfolio. While at IBM, he also served as director of government relations in Washington and as vice president of Asia Pacific operations in Tokyo. Mr. Phelps holds a B.A. and DH.L. from Muskingum University, an M.S. from Stanford Graduate School of Business and a J.D. from Cornell University Law School. He is co-author of the book, “Burning the Ships: Transforming Your Company's Culture Through Intellectual Property Strategy”, published in 2009. Mr. Phelps has taught IP strategy at business, law or engineering schools at Duke, Cornell, UNC, Berkeley and in Japan.  In 2006, Mr. Phelps was inducted into the IAM’s IP Hall of Fame. Mr. Phelps also served on the Board of Directors of Inside IPXI, a financial exchange for licensing and trading IP rights, from 2013 until 2015. We believe Mr. Phelps is well-qualified to serve as a member of our Board due to his senior roles managing the IP functions of IBM and Microsoft, and his current role at ipCreate.

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 Robert A. Gordon, became a director of the Company in 2011. Mr. Gordon started his Arizona-based business telecom systems design, manufacturing and distribution consulting business, R. Gordon & Associates, Inc., in 1991. In 1997, Mr. Gordon founded and became president of Mobicel Systems, Inc., a corporation that designs and markets in-building wireless communications systems. Mr. Gordon has served as president of ATEL, S.A. of Guatemala, a provider of rural and mobile telephony services, since 2000. Mr. Gordon is also a director of Cortelco Systems Puerto Rico, an installation and services provider of business telecom, data, and network security solutions throughout Puerto Rico. Mr. Gordon earned a B.S. in Engineering Technology from the University of Central Florida in 1983. We believe Mr. Gordon is well-qualified to serve as a member of our Board due to his prior roles as president for Mobicel and ATEL, and as a director of eOn Communications Corporation, predecessor of the Company.

Board Qualifications

We believe that the collective skills, experiences and qualifications of our directors provide our Board with the expertise and experience necessary to advance the interests of our stockholders. While the Corporate Governance and Nominations Committee of our Board does not have any specific, minimum qualifications that must be met by each of our directors, it uses a variety of criteria to evaluate the qualifications and skills necessary for each member of the Board. In addition to the individual attributes of each of our current directors described herein, we believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business, commitment to enhancing stockholder value and have sufficient time to carry out their duties and to provide insight and practical wisdom based on their past experience.

Classes of Directors

The Board is divided into three classes designated Class I, Class II, and Class III. A single class of directors is elected each year at the annual meeting. W. Frank King and Marshall Phelps, Jr. are Class II directors with terms at this Annual Meeting; Joseph W. Beyers and Francis P. Barton are Class III directors with terms expiring in 2017; and Robert A. Gordon is a Class I director with a term expiring in 2018.

Director Independence

The Board has determined that Francis P. Barton, Robert A. Gordon, Marshall Phelps, Jr. and W. Frank King are “independent directors” as defined in Rule 5605 of the Listing Rules of The Nasdaq Capital Market. Independent directors are free of any relationship that, in the opinion of the Board, may interfere with such member’s individual exercise of independent judgment in evaluating transactions contemplated by the Company.

Committees of the Board of Directors

The Board met on nine occasions during the fiscal year ended December 31, 2015. Each of the members of the Board attended at least 75% of the meetings held by the Board during the fiscal year ended December 31, 2015.

There are three committees of the Board: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Each committee has a charter which will be reviewed on an annual basis by the members of such committee. A current copy of each committee charter is available to stockholders on the Company’s website at http://ir.inventergy.com/governance-docs.

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Audit Committee

We have a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act and Nasdaq Listing Rules. The audit committee will be at all times composed of exclusively independent directors who are “financially literate,” meaning they are able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. In addition, the committee will have at least one member who qualifies as an “audit committee financial expert” as defined in rules and regulations of the SEC.

The principal duties and responsibilities of the Company’s audit committee are to appoint the Company’s independent auditors, oversee the quality and integrity of the Company’s financial reporting and the audit of the Company’s financial statements by its independent auditors and in fulfilling its obligations, the Company’s audit committee will review with the Company’s management and independent auditors the scope and result of the annual audit, the auditors’ independence and the Company’s accounting policies.

The audit committee is required to report regularly to the Board to discuss any issues that arise with respect to the quality or integrity of the Company’s financial statements, its compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditors, or the performance of the internal audit function.

The members of the audit committee are Francis P. Barton (Chairman), W. Frank King and Robert A. Gordon. Our Board has determined that Mr. Barton qualifies as an audit committee financial expert as defined by SEC rules, based on his education, experience and background. Please see Mr. Barton’s biographical information above for a description of his relevant experience.

The Audit Committee met on seven occasions during the fiscal year ended December 31, 2015. Each of the members of the Audit Committee attended at least 75% of the meetings held by the Audit Committee during the fiscal year ended December 31, 2015.

Compensation Committee

The members of the compensation committee are W. Frank King (Chairman), Francis P. Barton and Robert A. Gordon. Among other functions, the compensation committee will oversee the compensation of the Company’s chief executive officer and other executive officers and senior management, including plans and programs relating to cash compensation, incentive compensation, equity-based awards and other benefits and perquisites and administers any such plans or programs as required by the terms thereof. The compensation committee has the authority to directly engage, at our expense, any compensation consultants or other advisers as it deems necessary to carry out its responsibilities in determining the amount and form of employee, executive and director compensation.

The Compensation Committee met on two occasions during the fiscal year ended December 31, 2015. Each of the members of the Compensation Committee attended the meetings.

Compensation Committee Interlocks and Insider Participation

The members of the compensation committee are Messrs. King, Phelps and Barton, none of whom have been an officer or employee of the Company.  None of such individuals has had any relationships with the Company of the type that is required to be disclosed under Item 404 of Regulation S-K. None of the executive officers of the Company has served as a member of the board of directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who serve on the Board.

Nominating and Corporate Governance Committee

The members of the nominating and corporate governance committee are W. Frank King (Chairman), Francis P. Barton and Marshall Phelps, Jr. The principal duties and responsibilities of the Company’s nominating and corporate governance committee are to identify qualified individuals to become Board members, recommend to the Board of directors individuals to be designated as nominees for election as directors at the annual meetings of stockholders, and develop and recommend to the Board the Company’s corporate governance guidelines.

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The Board believes that all of its directors should have the highest personal integrity and have a record of exceptional ability and judgment. The Board also believes that its directors should ideally reflect a mix of experience and other qualifications. There is no firm requirement of minimum qualifications or skills that candidates must possess. The corporate governance and nominations committee evaluates director candidates based on a number of qualifications, including their independence, judgment, leadership ability, expertise in the industry, experience developing and analyzing business strategies, financial literacy, risk management skills, and, for incumbent directors, his or her past performance. While neither the Board nor the corporate governance and nominations committee has adopted a formal policy with regard to the consideration of diversity when evaluating candidates for election to the Board, it is our goal to have a balanced Board, with members whose skills, background and experience are complimentary and, together, cover the variety of areas that impact our business.

The nominating and corporate governance committee will consider director nominees recommended by security holders that are properly received in accordance with applicable rules and regulations of the SEC and the Company’s bylaws, as amended. To recommend a nominee please write to the nominating and corporate governance committee c/o W. Frank King, Inventergy Global, Inc., 900 E. Hamilton Avenue #180 Campbell CA 95008. The nominating and corporate governance committee has not established nomination criteria by which Board candidates recommended by security holders are to be evaluated. Due to the size of our Company and the Board, the nominating and corporate governance committee does not believe that such a policy is necessary.

The nominating and corporate governance committee did not meet during the fiscal year ended December 31, 2015.

The nominees up for election at the Annual Meeting were recommended to the Board by the nominating and corporate governance committee.

Compliance with Section 16 (a) of the Exchange Act

  Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than ten percent of our common stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than ten percent beneficial owners are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms they file. Based upon a review of the copies of such forms furnished to us and written representations from our executive officers and directors, we believe that during the year ended December 31, 2015, all forms were filed on a timely basis with the exception of one late Form 4 filing for each of Messrs. Huang, King, Barton and Gordon.

Code of Business Conduct and Ethics

The Company adopted its amended and restated code of ethics on June 6, 2014. The code of ethics can be found on our website at www.inventergy.com. Any amendment to and waivers from the code of ethics with respect to the Company’s Chief Executive Officer or Chief Financial Officer will be posted on the Company’s website.

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Executive Compensation

The following table sets forth the compensation of our named executive officers from January 1, 2014 through December 31, 2015. This information includes the dollar value of base salaries, bonus awards and number of stock options granted, and certain other compensation, if any. The value attributable to any stock awards and option awards reflects the grant date fair values of stock or option awards calculated in accordance with FASB Accounting Standards Codification Topic 718.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Joseph W. Beyers	2015	315,000	-	-	73,828	-	-	-	388,828
Chairman & Chief Executive Officer	2014	315,000	-	-	-	-	-	-	315,000

Wayne P. Sobon	2015	262,500	-	-	64,599	-	-	-	327,099
Senior VP and General Counsel	2014	262,500	18,750	-	-	-	-	-	281,250

Jon Rortveit	2015	243,750	25,000	-	55,371	-	-	-	324,121
Senior VP, IP Acquisitions and Licensing (1)	2014	243,750	18,150	-	-	-	-	-	261,900

Stephen B. Huang,	2015	66,667			4,274	-	-	50,000	120,941
Chief Financial Officer (2)	2014	113,077	-	-	881,157	-	-	14,000	1,008,234

(1) Mr. Rortveit was Senior VP, Acquisition and Licensing, of the Company from June 6, 2014 to May 6, 2016. Mr. Rortveit will receive $21,000 as part of a Separation Agreement dated May 6, 2016. Option award amounts for 2015 reflect options granted to him in 2015 and were forfeited upon separation from the Company.

(2) Mr. Huang was Chief Financial Officer of the Company from June 9, 2014 to April 20, 2015. Mr. Huang received $50,000 as part of a Separation Agreement dated April 20, 2015. Option award amounts for 2015 reflect options granted to him in 2015 and vested upon separation from the Company.

Employment Agreements

  Joseph W. Beyers

  Pursuant to letter agreements effective on or about May 10, 2013, Inventergy entered into an agreement for the employment of Joseph W. Beyers with the title of Chairman and Chief Executive Officer of Inventergy as an “at will” employee. Pursuant to the letter agreement, Mr. Beyers received an initial signing bonus of $99,250 payable upon consummation of the sale of the Series A Preferred Stock in May 2013. In addition he was entitled to a starting salary of $315,000 per annum, payable monthly, which salary will increase to $420,000 per annum, payable monthly, upon completion of the Next Round of Financing (defined as the sale of equity or debt securities occurring 90 days or more after the effective date and from which Inventergy receives gross proceeds of not less than $10 million) provided the Board determines that such an increase complies with all limitations imposed on Inventergy pursuant to the terms and conditions of the Series A Preferred Stock (the “Approved Milestone”).

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In addition, Mr. Beyers is also entitled to a lump-sum cash bonus upon the earlier to occur of the Approved Milestone or a Change in Control (as defined) (the “Trigger Date”) equal to one-third of his then effective monthly base rate multiplied by the number of months or fraction (not to exceed 12 months) of full time employment since the effective date of the agreement (“Lump Sum Cash Bonus”). For purposes of the agreement, Change in Control means (a) consummation of a merger or consolidation of Inventergy with or into another entity or (b) dissolution, liquidation or winding up of Inventergy; provided, however, a merger or consolidation will not constitute a change in control if immediately thereafter a majority of the voting power of the capital stock of the continuing or surviving entity will be owned by Inventergy’s stockholders immediately prior thereof in substantially the same proportions as their ownership of the voting power of Inventergy’s capital stock immediately prior to the merger or consolidation. In the event Inventergy terminates Mr. Beyer’s employment without “cause” or the executive terminates the agreement for “good reason” as such terms are defined in the agreement, Inventergy will be required (a) to pay monthly base salary for three months if the termination occurs prior to June 1, 2014 and six months if the termination occurs on or following June 1, 2014 and (b) if the termination occurs prior to the Trigger Date, to pay the incentive bonus to the extent the Board determines the payment complies with all limitations imposed on Inventergy pursuant to the terms of the Series A Preferred Stock. To date, the Board has not considered any such potential salary increase or Lump Sum Cash Bonus payment.

Mr. Beyers is also entitled to participate in company-sponsored benefits.  The letter agreement also requires the employee to execute Inventergy’s standard Proprietary Information and Inventions Agreement.

Jon Rortveit

Mr. Rortveit’s letter agreement, dated May 9, 2013, provides terms similar to those of Mr. Beyer’s agreement except that he serves as Inventergy’s Senior Vice President, IP Acquisitions and Licensing, at an initial starting salary of $243,750 per annum, payable monthly, increasing to $325,000 upon the Approved Milestone along with his own Lump-Sum Cash Bonus. Mr. Rortveit received an initial signing bonus of $54,375 in 2013 with an additional signing bonus of $18,150 in 2014. To date, the Board has not considered any such potential salary increase or Lump Sum Cash Bonus payment. Mr. Rortveit resigned from his position effective May 6, 2016, at which time Mr. Rortveit entered into a separation agreement with the Company. The separation agreement provides for the payment of $21,000 prior to September 1, 2016 and the retention of 158,407 shares of vested founders stock.

Wayne P. Sobon

  Mr. Sobon’s letter agreement, dated May 9, 2013, provides for terms similar to those of Mr. Beyers’s agreement except that he serves as Inventergy’s Senior Vice President and General Counsel at an initial starting salary of $262,500 per annum, payable monthly, increasing to $350,000 upon the Approved Milestone, along with his own Lump-Sum Cash Bonus. Mr. Sobon received an initial signing bonus of $56,250 in 2013 with an additional signing bonus of $18,750 in 2014. As of December 31, 2015, the Board had not considered any such potential salary increase or Lump Sum Cash Bonus payment. Mr. Sobon resigned from his position effective January 31, 2016, at which time Mr. Sobon entered into a separation agreement and related consulting agreement with the Company. The separation agreement provides for rescission forgiveness of 29,692 RSAs and the consulting agreement provides for payment of $21,875 per month for three months of consulting services provided through April 2016. The Company may delay payments under the consulting agreement until certain Company milestones are achieved.

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Outstanding Equity Awards

The following table sets forth information concerning the outstanding equity awards of each of the named executive officers as of December 31, 2015:

	Option Awards					Stock Awards
Name and Principal Position	Number of securities underlying unexercised options exercisable	Number of securities underlying unexercised options unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Joseph W. Beyers Chairman & Chief Executive Officer	-	40,000	-	3.10	Oct 2025	141,214		-	-
Wayne P. Sobon Senior Vice President and General Counsel	-	35,000	-	3.10	Oct 2025	42,364		-	-
Jon Rortveit Senior Vice President, IP Acquisitions and Licensing	-	30,000	-	3.10	Oct 2025	39,540		-	-

Compensation of Directors

As of December 31, 2015, our directors were compensated as follows (the value attributable to any Stock Awards and Option Awards reflects the grant date fair values of stock or option awards calculated in accordance with FASB Accounting Standards Codification Topic 718):

Name	Fees earned or paid in cash ($)	Stock awards	Bonus	Option Awards ($)	All Other Compensation	Total ($)
Francis P. Barton (1)	80,000	-	-	50,112	-	130,112
Robert A. Gordon (2)	35,000	-	-	10,776	-	45,776
William Frank King (3)	45,000	-	-	18,313	-	63,313
Marshall Phelps, Jr. (2)	35,000	-	-	13,643	-	48,643

(1)	Mr. Barton earns $35,000 base compensation and $45,000 as Chair of the Audit Committee.
(2)	Messrs. Gordon and Phelps, Jr. each earn $35,000 base compensation.
(3)	Mr. King earns $35,000 base compensation and $10,000 as Chair of both the Compensation Committee and the Nominating and Corporate Governance Committee.

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OTHER INFORMATION

Principal Stockholders

The following table sets forth the total number of shares beneficially owned, as of May 5, 2016, by:

•	each person known by us at that date to be the beneficial owner of more than 5% of the outstanding shares of our common stock based solely on such person’s filings with the Securities and Exchange Commission;
•	each of our officers and directors as of such date; and
•	each of our officers and directors as of such date, as a group.

As used in the table below, the term beneficial ownership with respect to the common stock consists of sole or shared voting power (which includes the power to vote, or to direct the voting of shares of the common stock) or sole or shared investment power (which include the power to dispose, or direct the disposition of, the shares of common stock). Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if the security holder possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

As of May 5, 2016, there were 4,266,274 shares of common stock, and 2,500 shares of Series C preferred stock outstanding.

Beneficial Ownership: Entity/Person	Common Stock	% of Common Stock	Series C Preferred Stock	% of Series C Preferred Stock
Alpha Capital Anstalt (1)	212,887	4.99%	700	28.00%
Anson Investments Master Fund LP (2)	212,887	4.99%	700	28.00%
Brio Capital Master Fund LP (3)	212,887	4.99%	400	16.00%
DiamondRock G3, LLC (4)	212,887	4.99%	400	16.00%
Intracoastal Capital, LLC (5)	212,887	4.99%	300	12.00%
Alfred Charles Murabito	521,303	12.22%	—	—
Robert A. Gordon (6)(7)	7,702	*	—	—
W. Frank King (6)(8)	12,360	*	—	—
Joseph W. Beyers (6)(9)	733,343	17.19%	—	—
Jon Rortveit (6) (10)	228,196	5.34%	—	—
Francis P. Barton (6) (11)	37,193	*	—	—
Marshall Phelps, Jr. (6) (12)	30,934	*	—	—
John Niedermaier (6)	—	—	—	—
All Officers and Directors as a group (7 persons)	1,049,728	24.60%	—	—

*less than 1%

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(1) Assumes the exercise and/or conversion of the (i) Series C Preferred Stock, which are convertible into an aggregate of 466,667 shares of common stock, (ii) warrants to purchase 409,167 shares of common stock, and (iii) 5,638 shares of common stock. The ownership of common stock includes the shares to be acquired upon conversion and/or exercise of the preferred stock and warrants held by the stockholder, subject to a 4.99% beneficial ownership limitation. Mr. Konrad Ackermann is the Director of the investor. The address of Mr. Ackermann and the investor is Pradafant 7, Vaduz LI-9490 Liechtenstein.

(2) Assumes the exercise and/or conversion of the (i) Series C Preferred Stock, which are convertible into an aggregate of 466,667 shares of common stock, and (ii) warrants to purchase 396,667 shares of common stock. The ownership of common stock reflects solely the shares to be acquired upon conversion and/or exercise of the preferred stock and warrants held by the stockholder, subject to a 4.99% beneficial ownership limitation. Mr. Amin Nathoo is the Director of the investor. The address of Mr. Nathoo and the investor is 5950 Berkshire Lane, Suite 210, Dallas, TX 75225.

(3) Assumes the exercise and/or conversion of the (i) Series C Preferred Stock, which are convertible into an aggregate of 266,667 shares of common stock, and (ii) warrants to purchase 226,667 shares of common stock. The ownership of common stock reflects solely the shares to be acquired upon conversion and/or exercise of the preferred stock and warrants held by the stockholder, subject to a 4.99% beneficial ownership limitation. Mr. Shaye Hirsch is the Director of the investor. The address of Mr. Hirsch and the investor is 100 Merrick Road, Suite 401W, Rockville Centre, NY 11570.

(4) Assumes the exercise and/or conversion of the (i) Series C Preferred Stock, which are convertible into an aggregate of 266,667 shares of common stock, and (ii) warrants to purchase 226,667 shares of common stock. The ownership of common stock reflects solely the shares to be acquired upon conversion and/or exercise of the preferred stock and warrants held by the stockholder, subject to a 4.99% beneficial ownership limitation. Mr. Neil Rock is the Director of the investor. The address of Mr. Rock and the investor is 2071 Via Ladeta, La Jolla, CA 92037.

(5) Assumes the exercise and/or conversion of the (i) Series C Preferred Stock, which are convertible into an aggregate of 200,000 shares of common stock, and (ii) warrants to purchase 170,000 shares of common stock. The ownership of common stock reflects solely the shares to be acquired upon conversion and/or exercise of the preferred stock and warrants held by the stockholder, subject to a 4.99% beneficial ownership limitation. Mr. Keith Goodman is the Director of the investor. The address of Mr. Goodman and the investor is 245 Palm Trail, Delray Beach, FL 33483.

(6) The principal address of these stockholders are: c/o Inventergy Global, Inc., 900 E. Hamilton Avenue #180 Campbell CA 95008.

(7) Consists of 1,272 shares of common stock issued for services and held directly and 6,430 shares of common stock issuable pursuant to options.

(8) Consists of 100 shares of common stock held directly and 12,260 shares of common stock issuable pursuant to options.

(9) Of such shares (a) an aggregate of 580,231 shares of common stock are owned directly by Mr. Beyers (141,214 of which are subject to repurchase by Inventergy at par value prior to vesting in accordance with specified milestones and are subject to Inventergy’s right of first refusal pursuant to the terms of an Amended and Restated Stock Restriction Agreement dated May 9, 2013 (the “Stock Restriction Agreement”)); (b) 70,695 shares of common stock are owned by Mr. Beyers indirectly through the Monte Securities Trust, a revocable trust; and (c) an aggregate of 42,417 shares of common stock are owned indirectly through Montalvo Investments, LLC, an entity controlled by Mr. Beyers but as to which he disclaims beneficial ownership as to 32,110 shares of common stock (2,534 of which shares of common stock are subject to repurchase by Inventergy at par value and subject to Inventergy’s right of first refusal pursuant to the Stock Restriction Agreement).

(10) Such shares of common stock were originally issued by Inventergy pursuant to non-plan stock grants dated February 5, 2013, subject to forfeiture to Inventergy upon the termination of the grantee’s service before the shares have vested. With respect to 50% of such shares, 20% thereof vested immediately upon grant and a portion of the remaining shares vest annually over a three year period. With respect to the remaining 50% of the shares, the forfeiture condition lapses and the shares vest upon achieving specified milestones, including repayment of the Senior Secured Notes, certain licensing stages are completed and upon acquisitions of additional patent portfolios. 19.975% of these shares currently remain subject to forfeiture. All such shares are held in escrow by Inventergy and subject to a right of first refusal in the event of a proposed sale or transfer. This amount also includes 30,000 shares of common stock issuable pursuant to options.

(11) Consists of 37,193 shares of common stock issuable pursuant to options.

(12) Consists of 21,209 shares of restricted common stock originally issued by the Company pursuant to non-plan stock grants dated February 5, 2013, subject to forfeiture to the Company upon the termination of the grantee’s service before the shares have vested. With respect to 50% of such shares, 40% thereof vested immediately upon grant and the remaining shares vest annually over a two year period. With respect to the remaining 50% of the shares, the forfeiture condition lapses and the shares vest upon achieving specified milestones, including repayment of certain senior secured notes, certain licensing stages are completed and acquisitions of additional patent portfolios. 5.975% of these shares (1,268 shares) currently remain subject to forfeiture. All such shares subject to forfeiture are held in escrow by the Company and subject to a right of first refusal in the event of a proposed sale or transfer. Also includes 2,225 shares of common stock issued for services and 7,500 shares of common stock issuable pursuant to options.

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Certain Relationships and Related Transactions

On September 23, 2014, the Company entered into a Share Purchase Agreement with Joseph W. Beyers, the Company’s Chairman and Chief Executive Officer, pursuant to which the Company agreed to issue to Mr. Beyers up to 23,364 shares of our common stock, at a purchase price of $21.40 per share for aggregate consideration to us of up to $500,000. Pursuant to the terms of such agreement and concurrently with the execution of the agreement, Mr. Beyers made an initial payment of $300,000 to the Company towards the aggregate purchase price. The shares were only to be issued if we did not obtain $6 million or more in debt financing within ten business days of the execution of the agreement. As a result of the Fortress Agreement the Company is required to return the $300,000 in cash previously prepaid by Mr. Beyers and the Company will not issue any securities as a result of the Share Purchase Agreement. On April 20, 2015, the Board approved the application of $100,000 of this amount towards the purchase of shares of the Company’s common stock at price per share equal to the greater of $4.60 per share or a 15% premium to the market price. As a result, on June 26, 2015, the Company sold 21,740 shares of previously unissued common stock at a price of $4.60 per share to the Chief Executive Officer. As of December 31, 2015, repayments of $100,000 have been made to the Chief Executive Officer and the remaining balance of $100,000 has been recorded as a related party loan payable.

Audit Committee Review

Our Audit Committee Charter provides that the Audit Committee will review and approve all transactions between the Company and its officers, directors, director nominees, principal stockholders and their immediate family members. We intend that any such transactions will be on terms no less favorable to the Company than the Company could obtain from unaffiliated third parties.

Deadline for Submission of Stockholder Proposals for 2017 Annual Meeting of Stockholders

For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2017 Annual Meeting of Stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Securities Exchange Act. Such proposals must be received by the Company at its offices at 900 E. Hamilton Avenue #180, Campbell, CA 95008 no later than January 19, 2017.

Stockholders may present proposals intended for inclusion in our proxy statement for our 2017 Annual Meeting of Stockholders provided that such proposals are received by the Secretary of the Company in accordance with the time schedules set forth herein, and otherwise in compliance with, applicable SEC regulations, and the Company’s Bylaws, as applicable. Proposals submitted not in accordance with such regulations will be deemed untimely or otherwise deficient; however, the Company will have discretionary authority to include such proposals in the 2016 proxy statement.

Stockholder Communications

Stockholders wishing to communicate with the Board may direct such communications to the Board c/o the Company, Attn: Joseph W. Beyers. Mr. Beyers will present a summary of all stockholder communications to the Board at subsequent Board meetings. The directors will have the opportunity to review the actual communications at their discretion.

Additional Information

Accompanying this proxy statement is a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015. Such Annual Report includes the Company’s audited financial statements for the 2015 fiscal year and certain other financial information, which is incorporated by reference herein.

In addition, we are subject to certain informational requirements of the Exchange Act and in accordance therewith files reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information are available on the SEC’s website at www.sec.gov. Stockholders who have questions in regard to any aspect of the matters discussed in this proxy statement should contact John Niedermaier, Secretary of the Company, at 900 E. Hamilton Avenue #180, Campbell, CA 95008.

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ANNEX A

AMENDMENT NO. 3
TO
INVENTERGY GLOBAL, INC.
2014 STOCK PLAN

Adopted on         , 2016

This Amendment No. 3 to Inventergy Global, Inc. 2014 Stock Plan, as amended (the Inventergy Global, Inc. 2014 Stock Plan, the “Plan” and this Amendment No. 3, the “Amendment”), is made effective as of            , 2016 by Inventergy Global, Inc. (the “Company”).

WITNESSETH:

WHEREAS, the Board of Directors of the Company (the “Board”) deems it advisable and in the best interest of the Company to amend the Plan pursuant to this Amendment to increase the number of shares authorized for issuance under the Plan; and

WHEREAS, the stockholders of the Company approved this Amendment at the Company’s 2016 Annual Meeting of Stockholders held on June 28, 2016 pursuant to Section 10(d) of the Plan.

NOW, THEREFORE, the Plan is amended as follows:

Section 4(a) of the Plan is hereby amended to read in its entirety as follows:

“(a) Basic Limitation.  Not more than Seven Hundred Eighty Thousand, Five Hundred Forty Five (780,545) Shares may be issued under the Plan, subject to Subsection (b) below and Section 8(a).2 All of these Shares may be issued upon the exercise of ISOs. The number of Shares that are subject to Options or other rights outstanding at any time under the Plan may not exceed the number of Shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan. Shares offered under the Plan may be authorized but unissued Shares or treasury Shares.”

Exhibit A containing the “Schedule of Shares Reserved for Issuance under the Plan” is hereby updated to take account for this Amendment. All other terms and provisions of the Plan shall remain unchanged and in full force and effect as written.

IN WITNESS WHEREOF, this Amendment No. 3 is made effective this    day of         2016.

INVENTERGY GLOBAL, INC.
By:

Name:
Title:

A-1

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY APPOINTS JOSEPH W. BEYERS AND JOHN NIEDERMAIER, AND EACH OF THEM, AS PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE ALL THE SHARES OF COMMON STOCK OF INVENTERGY GLOBAL, INC. HELD OF RECORD BY THE UNDERSIGNED ON MAY 5, 2016, AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 28, 2016, OR ANY ADJOURNMENT THEREOF.

1.           To elect two Class II directors to the Company’s Board of Directors to serve until the 2019 Annual Meeting of Stockholders or until their successors are elected and qualified.

FOR ALL ☐	WITHHOLD ALL ☐	FOR ALL EXCEPT ☐	To withhold authority to vote for an individual nominee, mark “For All Except” and write the name of the excepted nominee on the line below.

W. Frank King

Marshall Phelps, Jr.

2.           To ratify the appointment by the Board of Directors of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016:

☐ FOR               ☐ AGAINST             ☐ ABSTAIN

3.           To approve, for purposes of complying with applicable Nasdaq Listing Rules, the potential issuance of more than 20% of the Company’s issued and outstanding common stock pursuant to the Company’s financing in January 2016:

☐ FOR               ☐ AGAINST             ☐ ABSTAIN

4.           To approve an amendment to the Inventergy Global, Inc. 2014 Stock Plan, as amended, to increase the number of shares authorized for issuance under the plan by 250,000 shares from 530,545 shares to 780,545 shares:

☐ FOR               ☐ AGAINST             ☐ ABSTAIN

5.           To approve a non-binding advisory vote on compensation of our named executive officers:

☐ FOR               ☐ AGAINST             ☐ ABSTAIN

The shares represented by this proxy, when properly executed, will be voted as specified by the undersigned stockholder(s). If this card contains no specific voting instructions, the shares will be voted FOR the director nominees and FOR each of the other proposals described on this card.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Please mark, sign, date and return this proxy promptly using the accompanying postage pre-paid envelope. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INVENTERGY GLOBAL, INC.

Signature of Stockholder(s)

Date

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.